Loans and borrowings	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Loans and borrowings

20.	Loans and borrowings

	30 June 2026	31 December 2025
	€’000	€’000
Convertible promissory notes (QIND), net of discount	1,694	1,760
Consolidation adjustment	(3)	(3)
Total loans and borrowings	1,691	1,757

Loans and borrowings comprise the convertible promissory notes originally issued by QIND ($1,934k; 31 December 2025: $2,066k). At 30 June 2026, all of the notes had passed their maturity date and remained unpaid, and the full carrying amount is classified as current. Accrued interest on the notes of $560k is presented within cost accruals (Note 22). The reduction in the period reflects conversions into QIND common stock and repayments. On 10 July 2026, QIND entered into a forbearance agreement in respect of two of the notes (Note 28).